UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2006

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-5050	ALBERTO-CULVER COMPANY (a Delaware corporation) 2525 Armitage Avenue Melrose Park, Illinois 60160 (708) 450-3000	36-2257936

1-32970	NEW ARISTOTLE HOLDINGS, INC. (a Delaware corporation) 2525 Armitage Avenue Melrose Park, Illinois 60160 (708) 450-3000	20-5196741

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On October 26, 2006, Alberto-Culver Company (“Alberto-Culver”) entered into the following agreements:

•	a second amendment to the Investment Agreement, dated as of June 19, 2006, as amended (the “Investment Agreement”), among Alberto-Culver, Sally Holdings, Inc., currently a subsidiary of Alberto-Culver (“Sally Holdings”), New Sally Holdings, Inc., currently a subsidiary of Alberto-Culver (“New Sally Holdings”), New Aristotle Company, currently a subsidiary of New Sally Holdings, and CDRS Acquisition LLC (“Investor”), a limited liability company organized by Clayton, Dubilier & Rice Fund VII, L.P., a fund managed by Clayton, Dubilier & Rice, Inc. (the “Second Amendment to the Investment Agreement”);

•	a second amendment to the Separation Agreement, dated as of June 19, 2006, as amended (the “Separation Agreement”), among Alberto-Culver, Sally Holdings, New Sally Holdings and New Aristotle Holdings, Inc., currently a subsidiary of New Sally Holdings (“New Alberto-Culver”) (the “Second Amendment to the Separation Agreement”), which was consented to by Investor;

•	a second amendment to the Tax Allocation Agreement, dated as of June 19, 2006, as amended (the “Tax Allocation Agreement”), among Alberto-Culver, Sally Holdings, New Sally Holdings and New Alberto-Culver (the “Second Amendment to the Tax Allocation Agreement”), which was consented to by Investor; and

•	a second amendment to the Employee Matters Agreement, dated as of June 19, 2006, as amended (the “Employee Matters Agreement”), among Alberto-Culver, Sally Holdings, New Sally Holdings and New Alberto-Culver (the “Second Amendment to the Employee Matters Agreement”), which was consented to by Investor.

The Second Amendment to the Investment Agreement, the Second Amendment to the Separation Agreement, the Second Amendment to the Tax Allocation Agreement and the Second Amendment to the Employee Matters Agreement are collectively referred to herein as the “Amendments.”

Second Amendment to the Investment Agreement

Among other things, the Second Amendment to the Investment Agreement (i) reduces the number of directors on the New Sally Holdings board of directors from 12 to 11 and reduces the number of individuals Investor will designate to serve as initial directors of New Sally Holdings from 6 to 5 (the “Investor Designees”), (ii) reduces the number of Investor Designees that need to be independent for purposes of New York Stock Exchange rules from 3 to 2 and (iii) modifies the forms of Amended and Restated By-laws and Stockholders Agreement of New Sally Holdings that will become effective on the closing date of the transactions to reflect the reduction in the number of directors on the New Sally Holdings board of directors and the reduction of Investor Designees and to reduce the maximum number of individuals Investor will have the right to designate for nomination in future periods.

Specifically, among other things, under the revised forms of Amended and Restated By-laws and Stockholders Agreement, the maximum number of individuals Investor will have the right to designate for nomination if its and its affiliates own 45% or more of the outstanding New Sally Holdings common stock was reduced from 6 to 5. The number of directors that may be designated by Investor for nomination at other ownership percentages was not modified. Thus, under the revised forms, following the 2007 annual meeting of stockholders of New Sally Holdings until the earlier of the tenth anniversary of the closing date and the termination of the stockholders agreement, so long as the ownership percentage of Investor’s and its affiliates’ and their permitted transferees’ shares of New Sally Holdings common stock in the aggregate equals or exceeds the percentages set forth in the table below, Investor will have the right to designate for nomination to the New Sally Holdings board of directors, a number of individuals set forth opposite the applicable percentage:

Ownership Percentage	Number of Investor Designees
45% or greater	five individuals

less than 45% but equal to or greater than 35%	four individuals

less than 35% but equal to or greater than 25%	three individuals

less than 25% but equal to or greater than 15%	two individuals

less than 15% but equal to or greater than 5%	one individual

The revised forms of Amended and Restated By-laws and Stockholders Agreement also provide that, rather than the three classes of the New Sally Holdings board of directors being evenly divided with two initial Investor Designees and two initial non-Investor Designees serving in each class, the classes will be as evenly divided as possible with two initial Investor Designees and two initial non-Investor Designees in each of Class I and Class II and with one initial Investor Designee and two non-Investor Designees in Class III.

Second Amendment to the Separation Agreement

The Second Amendment to the Separation Agreement, among other things, provides that the amount of cash and cash equivalents to be retained by New Sally Holdings immediately following completion of the distributions will be reduced by an amount equal to a payment that may be made prior to the closing under a specified contract.

Other Amendments

Each of the Amendments and revised forms of Amended and Restated By-laws and Stockholders Agreement also clarifies that references to the transaction agreements means those agreements as amended. The Amended and Restated Certificate of Incorporation of New Sally Holdings was also modified to so clarify.

The descriptions of the Amendments are subject to, and qualified in their entirety by reference to, (i) such Amendments which are filed herewith, (ii) the Investment Agreement, Separation Agreement, Tax Allocation Agreement and Employee Matters Agreement, which were filed as Exhibits 2.02, 2.01, 10.01 and 10.02, respectively, to the Current Report on Form 8-K of Alberto-Culver filed on June 22, 2006 and (iii) the First Amendment to the Investment Agreement, First Amendment to the Separation Agreement, the First Amendment to the Tax Allocation Agreement and the First Amendment to the Employee Matters Agreement, which were filed as Exhibits 2.02, 2.01, 10.01 and 10.02, respectively, to the Current Report on Form 8-K of Alberto-Culver filed on October 6, 2006, all of which are incorporated by reference herein.

The descriptions of the modified forms of Amended and Restated Certificate of Incorporation of New Sally Holdings, Amended and Restated By-laws of New Sally Holdings and Stockholders Agreement are subject to, and qualified in their entirety by reference to the forms of Amended and Restated Certificate of Incorporation of New Sally Holdings, Amended and Restated By-laws of New Sally Holdings and Stockholders Agreement filed herewith.

*****

In connection with this proposed transaction, New Sally Holdings, Inc. has filed a registration statement on Form S-4 (Registration No. 333-136259) with the Securities and Exchange Commission (“SEC”), which was declared effective on October 11, 2006. The registration statement contains a definitive proxy statement/prospectus-information statement, which was mailed to stockholders of Alberto-Culver on or about October 13, 2006. Investors are urged to carefully read the definitive proxy statement/prospectus-information statement and any other relevant documents filed with the SEC because they contain important information. Investors are able to obtain the definitive proxy statement/prospectus-information statement and all relevant documents filed by Alberto-Culver Company, New Sally Holdings, Inc. or New Aristotle Holdings, Inc. with the SEC free of charge at the SEC’s website www.sec.gov or from Alberto-Culver Investor Relations at 2525 Armitage Avenue, Melrose Park, IL 60160, (708) 450-3117.

The directors, executive officers and other members of management and employees of Alberto-Culver Company may be deemed to be participants in the solicitation of proxies from its shareholders in favor of the transactions. Information concerning persons who may be considered participants in the solicitation of Alberto-Culver Company’s shareholders under the rules of the SEC is set forth in public filings filed by Alberto-Culver Company with the SEC and are set forth in the definitive proxy statement/prospectus-information statement. Information concerning Alberto-Culver Company’s participants in the solicitation is contained in Alberto-Culver Company’s Proxy Statement on Schedule 14A, filed with the SEC on December 13, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

The following exhibits are included herein.

Number	Description
2.01	Second Amendment to the Separation Agreement, dated as of October 26, 2006, among Alberto-Culver Company, Sally Holdings, Inc., New Sally Holdings, Inc. and New Aristotle Holdings, Inc.

2.02	Second Amendment to the Investment Agreement, dated as of October 26, 2006, among Alberto-Culver Company, New Aristotle Company, Sally Holdings, Inc., New Sally Holdings, Inc. and CDRS Acquisition LLC

10.01	Second Amendment to the Tax Allocation Agreement, dated as of October 26, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc.

10.02	Second Amendment to the Employee Matters Agreement, dated as of October 26, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc.

10.03	Revised Form of Amended and Restated Certificate of Incorporation of New Sally Holdings, Inc.

10.04	Revised Form of Amended and Restated By-laws of New Sally Holdings, Inc.

10.05	Revised Form of Stockholders Agreement among New Sally Holdings, Inc. and the stockholders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY NEW ARISTOTLE HOLDINGS, INC.

By:	/s/ William J. Cernugel
Name:	William J. Cernugel
Title:	Senior Vice President and Chief Financial Officer

Date: October 27, 2006

Exhibit Index

Number	Description
2.01	Second Amendment to the Separation Agreement, dated as of October 26, 2006, among Alberto-Culver Company, Sally Holdings, Inc., New Sally Holdings, Inc. and New Aristotle Holdings, Inc.

2.02	Second Amendment to the Investment Agreement, dated as of October 26, 2006, among Alberto-Culver Company, New Aristotle Company, Sally Holdings, Inc., New Sally Holdings, Inc. and CDRS Acquisition LLC

10.01	Second Amendment to the Tax Allocation Agreement, dated as of October 26, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc.

10.02	Second Amendment to the Employee Matters Agreement, dated as of October 26, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc.

10.03	Revised Form of Amended and Restated Certificate of Incorporation of New Sally Holdings, Inc.

10.04	Revised Form of Amended and Restated By-laws of New Sally Holdings, Inc.

10.05	Revised Form of Stockholders Agreement among New Sally Holdings, Inc. and the stockholders party thereto